                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                          Date of Report:  January 30, 1997
                          ----------------------------------
                          (Date of earliest event reported)



                             Tenet Healthcare Corporation
                             ----------------------------
                (Exact name of Registrant as specified in its charter)




         Nevada                     I-7293                 95-2557091
         ------                     ------                 ----------
(State of Incorporation)     (Commission File No.)         (IRS Employer
                                                           Identification No.)



                  3820 State Street, Santa Barbara, California 93105
                  --------------------------------------------------
             (Address of principal executive offices, including zip code)



                                    (805) 563-7000
                                    --------------
                 (Registrant's telephone number, including area code)



                                         N/A
             ------------------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On January 30, 1997, Tenet Healthcare Corporation ("Tenet") acquired OrNda HealthCorp ("OrNda") in a transaction accounted for as a pooling of interests. The acquisition was accomplished when a wholly owned subsidiary of Tenet was merged with and into OrNda (the "Merger"), leaving OrNda as a wholly owned subsidiary of Tenet.

    Pursuant to the Merger, each share of OrNda common stock outstanding immediately prior to the Merger was converted into the right to receive 1.35 shares of Tenet common stock. In addition, for each share of OrNda stock that an option or warrant holder was to receive upon exercise, the holder now will receive 1.35 shares of Tenet common stock upon exercise. Cash will be paid in lieu of fractional shares. Tenet has registered approximately 85.9 million shares of Tenet common stock for issuance in connection with the Merger of which approximately 4.5 million are reserved for issuance in the future upon the exercise of the options and warrants.

    The combined company owns 127 hospitals (two of which are operated independently and one of those is being held for sale) and numerous ancillary healthcare operations serving communities in 22 states. A substantial number of OrNda's 50 general hospitals complement the 77 general hospitals owned or leased by Tenet prior to the Merger, particularly in south Florida and southern California.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired.

         The financial statements of OrNda required by this item are included on pages F-29 through F-59 of Amendment No. 2 to Tenet's Registration Statement on Form S-3 (File No. 333-17907), filed with the Securities and Exchange Commission (the "Commission") on January 24, 1997, which pages hereby are incorporated herein by reference.

    (b)  Pro Forma Financial Information.

         The pro forma information related to the acquisition of OrNda by Tenet required by this item is included on pages 23 through 32 of the final Prospectus, dated January 27, 1997, forming a part of Tenet's Registration Statement on Form S-3 (File No. 333-17907), filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933 on January 28, 1997, which pages hereby are incorporated herein by reference.


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    (c)  Exhibits.

         2.1 Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 16, 1996, by and among Tenet, OHC Acquisition Co. and OrNda. (Incorporated by reference to Exhibit 1 of Tenet's
               Schedule 13D (File No. 005-34836), filed with the Commission on October 28, 1996).

         2.2 Amendment No. 1 to the Merger Agreement, dated as of November 22, 1996. (Incorporated by reference to Exhibit 2.2 of Amendment No. 2 to Tenet's Registration Statement on Form S-3 (File No. 333-17907), filed with the Commission on January 24,
               1997).

         23.1  Consent of Ernst & Young LLP


                                      SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TENET HEALTHCARE CORPORATION



                                       By:      /s/ Scott M. Brown
                                            ---------------------------------
                                       Name:   Scott M. Brown
                                       Title:  Senior Vice President

Date:    February 12, 1997



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